                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-0266

                           Tri-Continental Corporation
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                    12/31

Date of reporting period:                   12/31/04

                                   FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

75th Annual Report 2004

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation invests to
produce future growth of both capital
and income, while providing reasonable
current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

February 23, 2005

To the Stockholders:

     Your annual Stockholder report for Tri-Continental Corporation follows this letter. This report contains a discussion with your Portfolio Managers, Tri-Continental’s investment results, the Corporation’s portfolio of investments, and audited financial statements.

     For the year ended December 31, 2004, Tri-Continental posted a total return of 13.36% based on net asset value and 12.95% based on market price. During the same time period, the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned 10.87% and the Lipper Closed-End Growth & Income Funds Average returned 13.29%.

     Tri-Continental’s net asset value increased by $2.32 per share for the year ended December 31, 2004. The Corporation had net realized capital gains in 2004 of $1.80 per share. However, federal tax laws require that these gains be used first to offset any remaining capital loss carryforwards that were realized during 2002-2003 following the bear market. As a consequence, Tri-Continental did not pay a capital gain distribution this year, which we realize is disappointing to many Stockholders.

     Over time, we are confident that we will be able to offset the remainder of Tri-Continental’s capital loss carryforward with additional realized gains and resume capital gain payments. However, we cannot predict exactly when this will occur. In the interim, any net realized capital gains, like any net unrealized gains, will be reflected in an increase in Tri-Continental’s NAV and, importantly, will not be taxable to Stockholders who maintain their investment.

     Many thanks to those Stockholders who participated in Tri-Continental’s 2004 Mid-Year Survey. We value your feedback and appreciate the opportunity to hear your thoughts and concerns. Survey results can be found on pages 9 and 10 of this report.

     We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino President

Tri-Continental Corporation

Interview With Your Portfolio Managers, John Cunningham
and Michael McGarry

What were Tri-Continental’s investment results in 2004?

     For the year ended December 31, 2004, Tri-Continental Corporation posted a total return of 13.36% based on net asset value and 12.95% based on market price. During the same time period, the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned 10.87%, and the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average, returned 13.29% .

What market conditions and events materially affected Tri-Continental’s performance during the year ended December 31, 2004?

     Overall, 2004 was a good year for investors, although much of the stock market’s advance came in the fourth quarter. The stock market held on to the strong gains of 2003 and produced returns that are consistent with longer-term performance — high single- to low double-digit returns. Aside from a few ups and downs, the US economy remained strong, corporate profits grew at a healthy pace, and consumers continued to spend. That is not to say that investors were free from worry during 2004. Job creation remained sluggish throughout much of the year. Hostilities in Iraq also continued during the period. From March to June, there was a sharp increase in long-term interest rates (the 10-year Treasury yield rose nearly 0.75% during the quarter), which rattled the equity market. One reason for the increase in rates was the strong jobs report released in March, which created positive investor sentiment on the direction of the economy. Then, during the second half of the year, investors had concerns about slow economic growth and decelerating corporate profit growth. During the third quarter, there was a sharp increase in the price of oil and other commodity prices; this was due, in part, to the continued strong economic growth in China. As oil prices began to moderate at the end of October, the equity market started its year-end rally. A quick and decisive resolution to the US presidential election, after much uncertainty leading up to the event, also cheered investors.

     The Federal Reserve Board, confident in the economic recovery, began a series of incremental interest-rate increases in June. In what were widely anticipated moves, the Fed raised the short-term federal funds rate on five occasions during 2004, for a total increase of 1.25% . Short-term interest rates, which had started the year at 1.00%, ended the year at 2.25% . Despite second-quarter volatility, long-term rates, as measured by the 10-year Treasury, ended the year little changed. The US dollar weakened in comparison to other major currencies, particularly in the fourth quarter. Concerns about the US current account deficit and budget deficit played a role in the dollar’s decline.

A Team Approach

Tri-Continental Corporation is managed by the Seligman Core Investment Team, headed by John B. Cunningham. He and Co-Portfolio Manager Michael McGarry are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Team members include Francis Fay (trader), Claudia Francois, Edward Mehalick, Brian Turner, and Nancy Wu.

(continued on page 4)

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 2004
		Average Annual

	Three	One	Five	10
	Months*	Year	Years	Years

Market Price	10.73%	12.95%	(3.17)%	9.22%
Net Asset Value	10.30	13.36	(2.85)	9.26
Lipper Closed-End
Growth & Income
Funds Average**	9.16	13.29	3.13	10.37
S&P 500**	9.22	10.87	(2.30)	12.07

PRICE PER SHARE

	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003

Market Price	$18.28	$16.61	$16.83	$17.20	$16.40
Net Asset Value	21.87	19.95	20.33	20.10	19.55

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Year Ended December 31, 2004

	Capital Gain

Dividends Paid‡	Realized†	Unrealized††	SEC 30-Day YieldØ

$0.23	$1.79	$2.35	$1.45%

Performance data quoted represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Funds as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. The Manager made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

*	Returns for periods of less than one year are not annualized.
**	The Lipper Closed-End Growth & Income Funds Average (the “Lipper Average”) and the Standard & Poor’s
500 Composite Stock Index (the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of any costs associated with the purchase of shares, and the
S&P 500 excludes the effect of fees and sales charges. The Lipper Average measures the performance of closed-
end mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.
‡	Preferred Stockholders were paid dividends totaling $2.50 per share.
†	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains. See Note 6 to Financial Statements.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2004.
Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2004, has been computed in accordance with SEC regulations and will vary.
1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Corporation’s prospectus.

Tri-Continental Corporation

Interview With Your Portfolio Managers (continued)

What investment strategies or techniques materially affected Tri-Continental’s performance during the period?

     In 2004, the Corporation performed well both on an absolute basis and relative to the benchmark S&P 500 Index. The stock market favored “old economy” sectors such as energy, industrials, materials, and utilities during the year. Value stocks outperformed growth stocks, and investors paid more attention to dividend-paying stocks. Tri-Continental’s portfolio continued to pursue its strategy of paying close attention to company fundamentals and valuation, and was able to take advantage of these market themes.

     On an absolute basis, energy and utilities were the strongest-performing sectors in Tri-Continental’s portfolio. Tri-Continental’s largest sector weightings were in financials, information technology, and industrials. Stock selection in the financials sector was a slight negative in terms of performance relative to the S&P 500. Tri-Continental was somewhat overweighted in the information technology sector, which was among the market’s weaker-performing sectors. This overweighting detracted slightly from relative investment results, but Tri-Continental’s technology holdings as a whole performed better than those of the benchmark. Industrial stocks performed strongly in 2004, and Tri-Continental’s stock selection in this area was a major positive contributor to relative investment results; Tri-Continental’s industrial conglomerate holdings performed especially well. Given the run-up in oil prices during the year, Tri-Continental’s overweighting in the energy sector boosted both relative and absolute investment results. Health care was the S&P 500’s worst-performing sector during 2004, but because of good stock selection, Tri-Continental’s health care holdings performed well and were additive to relative investment results.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $21.87 at December 31, compared to $19.55 at the start of the year. Assuming the reinvestment of dividends in additional shares, the total return was 13.36% .

Operating expenses for the year were $15,384,216. The ratio of expenses to average net investment assets was 0.65%, down slightly from 2003’s expense ratio of 0.68% .

Common Stock dividends, paid quarterly, totaled $0.23 per share on an average of 115,130,000 shares, compared to $0.17 in 2003 when, on average, there were approximately 5,431,000 more shares outstanding. The fourth quarter dividend of $0.11 per share included a special dividend of $0.07 per share resulting from a special dividend paid to the Corporation by Microsoft, one of its largest portfolio holdings.

Preferred Stock dividends, paid each quarter, completed 75 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $39.63 per Preferred share.

Stock Repurchase Program

     For the period from November 20, 2003, through November 18, 2004, the Corporation repurchased 5,931,023 shares, representing 5.0% of outstanding shares at the beginning of the period. This compares to 7,729,824 shares repurchased in the year ended November 20, 2003, representing 6.2% of shares outstanding.

     The shares acquired during the current period were repurchased at discounts that ranged from 11.9% to 18.2% . As a consequence, the repurchase program increased the Corporation’s net asset value by approximately $0.07 per share, or 0.72% .

Tri-Continental Corporation

Highlights of the Year (continued)

Assets at Year End:	2004	2003

Total assets	$2,530,457,318	$2,352,147,028
Amounts owed	22,039,411	3,510,600

Net Investment Assets	$2,508,417,907	$2,348,636,428
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$2,470,780,907	$2,310,999,428

Common shares outstanding	112,984,675	118,188,251
Net Assets Behind Each Common Share	$21.87	$19.55

Taxable Gain:
Net capital gains realized	$203,137,280	$7,912,646
Per Common share	$1.80	$0.07
Accumulated capital losses, end of year.	$(521,908,897)	$(725,576,957)
Per Common share, end of year	$(4.62)	$(6.14)
Unrealized capital gains, end of year	$265,947,044	$222,507,204
Per Common share, end of year	$2.35	$1.88

Income:
Total investment income earned	$45,179,963	$35,893,603
Expenses	15,384,216	14,319,200
Preferred Stock dividends	1,881,850	1,881,850

Income for Common Stock	$27,913,897	$19,692,553

Expenses to average net investment assets	0.65%	0.68%
Expenses to average net assets for Common Stock.	0.66%	0.70%

Dividends per Common Share	$0.23	$0.17

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market or elsewhere to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2004, 3,355,911 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under Stock Repurchase Program on page 12, during 2004 the Corporation purchased 2,638,515 additional shares.

Traditional Individual Retirement Account (IRA). You may contribute up to $4,000 per year to a Traditional IRA provided you have earned income and are under age 70 1 / 2 . A working or non-working spouse may also contribute up to $4,000 to a separate Traditional IRA. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and are not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2005 is less than $50,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $70,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA generally must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your modified adjusted gross income (MAGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an

Tri-Continental Corporation

Stockholder Services (continued)

existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income, to a maximum of $42,000 per participant. For retirement plan purposes, no more than $210,000 may be taken into account as earned income under the plan in 2005 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

     Quarterly dividends paid on both the Preferred and Common Stocks for 2004 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the 2004 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

     For the fiscal year ended December 31, 2004, the Corporation designates 100%, or the maximum allowable, of its dividend distributions paid to Common and Preferred Stockholders as qualified dividend income. In order for an individual to claim dividends received as qualified dividends, individual Common Stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date, while Preferred Stockholders must have held their shares for more than 90 days during the 181-day period beginning 90 days before each ex-dividend date.

Tri-Continental Corporation

Stockholder Survey Results

     In Tri-Continental’s 2004 Mid-Year Report, the Corporation enclosed a survey card designed to garner feedback from Stockholders. We are pleased to announce that we received over 2,300 responses and would like to thank you for taking the time to respond.

     The mail-in card allows us to track general trends in Stockholder demographics and satisfaction. Of the 2,300 Stockholders who responded, roughly 47% were registered and 53% were “street name.” Below you will find a summary of the results. Although the number of responses we received was large, that does not necessarily mean that the results tabulated below are representative of the Corporation’s Stockholders taken as a group.

			Registered	Street Name

1.	Are You	Male	68.1%	79.5%
		Female	30.1%	19.5%
		Joint Account	1.9%	1.0%

2.	How old are you?	Under 18	0.5%	0.2%
		18 - 34	1.9%	0.7%
		35 - 49	4.9%	3.3%
		50 - 64	13.9%	18.4%
		65 or older	78.8%	77.4%

3.	How long have you been a Tri-Continental Stockholder?

		0 to 5 years	3.8%	12.7%
		5 to 10 years	9.9%	17.9%
		10 to 15 years	14.0%	23.3%
		More than 15 years	71.2%	44.7%
		No answer	1.1%	1.4%

4.	Overall, how satisfied are you as a Stockholder of Tri-Continental Corporation?

	(Very Satisfied)	1	11.3%	7.9%
		2	17.6%	14.9%
		3	27.0%	30.4%
		4	19.8%	21.2%
	(Not at all satisfied)	5	22.6%	23.5%
		No answer	1.8%	2.1%

Tri-Continental Corporation

Stockholder Survey Results (continued)

			Registered	Street Name

5.	How satisfied are you with Tri-Continental’s Stockholder Services department?

	(Very satisfied)	1	29.6%	19.8%
		2	30.7%	27.5%
		3	24.5%	32.6%
		4	8.9%	11.7%
	(Not at all satisfied)	5	6.4%	8.4%
		Never contacted*	48.2%	69.7%
		No answer*	2.9%	2.9%

6.	Before reading this question, were you aware of Tri-Continental’s Stock Repurchase Program?
.
		Yes	83.2%	76.8%
		No	15.4%	21.4%
		No answer	1.4%	1.8%

7.	Now that you are familiar with it, how favorably do you feel about the Stock Repurchase Program?

	(Very favorable)	1	25.0%	28.3%
		2	22.4%	21.4%
		3	30.0%	25.4%
		4	5.4%	5.8%
	(Not at all favorable)	5	9.2%	10.5%
		No answer	7.9%	8.5%

8.	Tri-Continental’s common stock trades at a discount to its net asset value. Were you aware of this before reading this question?

		Yes	80.2%	84.1%
		No	12.2%	10.2%
		Don’t Know	5.6%	4.3%
		No answer	2.0%	1.4%

9.	As far as Tri-Continental’s discount is concerned are you

		Pleased	19.8%	18.9%
		Indifferent	35.4%	31.1%
		Concerned	32.3%	39.7%
		Don’t Know	8.9%	7.5%
		No answer	3.6%	2.9%

* Excluded from above totals.

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental purchased on December 31, 1984, was $24,875. Stockholders who took capital gain distributions in shares would have realized more than a three and a half-fold increase in the market value of these 1,000 shares to $106,166 by year-end 2004. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $178,513 at the end of 2004.

A History of Building Wealth

* Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1993 rights offering. Either the exercise or sale of the rights would improve the above results.

     For the 20-year period ended December 31, 2004. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If commissions or sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

Tri-Continental Corporation

Stock Repurchase Program

     In November 2004, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program, which began in November 1998. The program authorizes the Corporation to repurchase up to 5.6% of the Corporation’s shares through December 31, 2005, provided that the discount remains wider than 10%. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while seeking, among other things, to increase the NAV of the Corporation’s outstanding shares.

     For the 12 months ended November 18, 2004, the Corporation repurchased 5.9 million shares, 5.0% of stock outstanding November 20, 2003. The Corporation bought back 4.4% of stock outstanding in both the first and second years the program was in place, 6.2% in the third year, 7.4% in the fourth year and 6.2% in the fifth year.

Introduce Tri-Continental to a Friend

     “Introduce Tri-Continental to a Friend” is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

     Reply cards allowing Stockholders to request “The Story of Tri-Continental” brochure and the “Introduce Tri-Continental to a Friend” investor package have been inserted in the Mid-Year and Annual Reports since the program’s inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental’s Chairman, a copy of the most recent Stockholder Report, a Prospectus, “The Story of Tri-Continental” brochure, and a pamphlet explaining the attributes of closed-end funds.

www.tricontinental.com*

     Now Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

     Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

     Please stop by www.tricontinental.com.* We hope you find the site a useful one that you will want to visit often.

*	The reference to Tri-Continental’s website is an inactive textual reference and information contained in or otherwise accessible through Tri-Continental’s website does not form a part of this report or Tri-Continental’s prospectus.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2004, was as follows. Individual securities owned are listed on pages 16 to 20.

				Percent of Net
				Investment Assets
				December 31,

	Issues	Cost	Value	2004	2003

Net Cash and Short-Term
Holdings	2	$70,005,524	$70,005,524	2.8	2.6
Tri-Continental
Financial Division	2	6,881,226	3,188,921	0.1	0.2

	4	76,886,750	73,194,445	2.9	2.8

Common Stocks:
Aerospace and Defense	1	11,551,517	14,194,220	0.6	2.0
Auto Components	1	15,868,537	23,147,195	0.9	1.0
Beverages	2	68,360,681	64,877,519	2.6	0.9
Biotechnology	2	23,211,940	25,049,282	1.0	1.3
Building Products	1	9,431,317	12,179,102	0.5	0.9
Capital Markets	4	75,074,498	78,906,602	3.1	5.1
Chemicals	2	40,115,857	51,914,151	2.1	1.1
Commercial Banks	3	68,292,678	80,344,140	3.2	3.9
Commercial Services and Supplies	2	39,146,023	43,366,612	1.7	1.0
Communications Equipment	6	91,765,773	95,281,794	3.8	1.3
Computers and Peripherals	4	102,775,550	127,892,720	5.1	4.3
Consumer Finance	2	38,049,664	43,948,182	1.8	1.3
Diversified Financial Services	3	98,874,061	109,999,192	4.4	3.5
Diversified Telecommunication
Services	2	45,505,614	48,009,443	1.9	—
Electric Utilities	1	11,871,137	13,240,080	0.5	—
Electronic Equipment and
Instruments	1	13,866,338	13,558,423	0.5	1.0
Energy Equipment and Services	2	16,569,687	19,235,472	0.8	1.1
Food and Staples Retailing	3	90,552,747	89,889,266	3.6	2.3
Food Products	2	31,210,542	34,278,695	1.4	1.2
Health Care Equipment and
Supplies	1	8,642,743	10,147,540	0.4	0.9
Health Care Providers
and Services	2	35,448,510	45,454,266	1.8	1.6
Hotels, Restaurants and Leisure	2	42,242,184	54,693,437	2.2	3.3
Household Durables	—	—	—	—	0.8
Household Products	2	43,566,963	51,769,561	2.1	1.2
Index Derivatives	1	18,835,756	18,812,960	0.8	3.0
Industrial Conglomerates	2	123,061,957	143,595,245	5.7	4.5
Insurance	5	100,158,328	120,114,356	4.8	5.2
Internet and Catalog Retail	1	7,517,894	17,161,966	0.7	1.2
Internet Software and Services	2	25,056,493	24,471,413	1.0	—
Machinery	2	34,318,348	48,832,666	1.9	2.6
Media	4	100,343,992	100,947,369	4.0	3.8
Metals and Mining	2	40,281,430	38,957,920	1.6	2.2
Multi-Line Retail	1	10,243,636	12,463,200	0.5	0.5

(continued on page 14)

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)

				Percent of Net
				Investment Assets
				December 31,

	Issues	Cost	Value	2004	2003

Common Stocks: (continued)
Multi-Utilities and Unregulated
Power	1	$13,708,555	$18,863,251	0.8	0.7
Oil and Gas	3	66,973,868	91,164,955	3.6	6.1
Paper and Forest Products	1	10,052,084	12,705,924	0.5	1.5
Pharmaceuticals	8	244,842,988	241,838,689	9.6	7.7
Real Estate	—	—	—	—	0.7
Semiconductors and
Semiconductor Equipment	4	81,102,976	73,406,176	2.9	3.5
Software	4	129,230,274	141,268,954	5.6	6.6
Specialty Retail	2	18,912,092	23,379,963	0.9	1.5
Thrifts and Mortgage Finance	3	39,640,741	50,039,257	2.0	2.0
Tobacco	1	43,463,320	60,396,128	2.4	2.9
Wireless Telecommunication
Services	2	35,844,820	45,426,176	1.8	—

	100	2,165,584,113	2,435,223,462	97.1	97.2

Net Investment Assets	104	$2,242,470,863	$2,508,417,907	100.0	100.0

Tri-Continental Corporation

Largest Portfolio Changes
October 1 to December 31, 2004

Largest Purchases	Largest Sales

Alcoa Inc.*	ConocoPhillips**
Pfizer Inc.	Aetna Inc.**
CIT Group Inc.*	Abbott Laboratories**
iShares DJ Select Dividend Index Fund*	L-3 Communications Holdings, Inc.**
Texas Instruments Incorporated*	U.S. Bancorp**
Merck & Co. Inc.*	SPDR Trust, Series I**
Andrx Corp.	Apartment Investment & Management Company
General Mills, Inc.	Class “A”**
Check Point Software Technologies Ltd.*	Occidental Petroleum Corporation**
Eli Lilly & Company*	Noble Energy, Inc.**
American Tower Corporation Class “A”

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Equity Holdings
December 31, 2004
			Increase/(Decrease)
	December 31, 2004		in Value

	Cost	Value	For	Since
	(000s)	(000s)	2004	Purchase

General Electric Company	$98,722	$97,810	17.8%	(0.9)%
Microsoft Corporation	80,040	78,357	(2.9)	(2.1)
Pfizer Inc.	93,898	75,565	(23.9)	(19.5)
Citigroup Inc.	59,529	69,544	(0.7)	16.8
Exxon Mobil Corporation	49,162	67,044	25.0	36.4
Altria Group, Inc.	43,463	60,396	12.3	39.0
Wal-Mart Stores, Inc.	54,987	51,067	(0.4)	(7.1)
International Business Machines
Corporation	42,192	49,292	6.4	16.8
American International Group, Inc.	42,347	46,278	(0.9)	9.3
Tyco International Ltd.	24,340	45,784	34.9	88.1

	$588,680	$641,137

Tri-Continental Corporation

Portfolio of Investments	December 31, 2004

	Shares or
	Warrants		Value

COMMON STOCKS AND WARRANTS 97.1%

AEROSPACE AND DEFENSE 0.6%
General Dynamics Corporation	135,700	shs.	$14,194,220

AUTO COMPONENTS 0.9%
Lear Corp.	379,400		23,147,195

BEVERAGES 2.6%
Coca-Cola Company (The)	793,300		33,025,079
PepsiCo, Inc.	610,200		31,852,440

			64,877,519

BIOTECHNOLOGY 1.0%
Amgen Inc.*	289,100		18,547,211
Gilead Sciences, Inc.*	185,800		6,502,071

			25,049,282

BUILDING PRODUCTS 0.5%
Masco Corporation	333,400		12,179,102

CAPITAL MARKETS 3.1%
Bank of New York Company, Inc. (The)	770,100		25,736,742
Goldman Sachs Group, Inc. (The)	199,000		20,703,960
Merrill Lynch & Co. Inc.	313,400		18,731,918
Morgan Stanley	247,370		13,733,982

			78,906,602

CHEMICALS 2.1%
Dow Chemical Co. (The)	446,100		22,086,411
Praxair, Inc.	675,600		29,827,740

			51,914,151

COMMERCIAL BANKS 3.2%
Bank of America Corporation	630,440		29,624,376
Wachovia Corporation	716,363		37,680,694
Wells Fargo & Company	209,800		13,039,070

			80,344,140

COMMERCIAL SERVICES AND SUPPLIES 1.7%
ServiceMaster Company (The)	1,379,000		19,016,410
Waste Management Inc.	813,300		24,350,202

			43,366,612

COMMUNICATIONS EQUIPMENT 3.8%
Andrew Corporation*	869,700		11,858,359
Cisco Systems, Inc.*	1,944,180		37,503,232
Lucent Technologies Inc. (Warrants)	36,077	wts.	56,821
Nokia Corp. (ADR)	799,500	shs.	12,528,165
Nortel Networks Corporation	3,322,800		11,596,572
QUALCOMM Inc.	512,100		21,738,645

			95,281,794

See footnotes on page 20.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2004

	Shares	Value

COMPUTERS AND PERIPHERALS 5.1%
Dell Inc.*	891,960	$37,591,654
EMC Corporation*	1,756,400	26,117,668
Hewlett-Packard Company	710,130	14,891,426
International Business Machines Corporation	500,020	49,291,972

		127,892,720

CONSUMER FINANCE 1.8%
American Express Company	453,830	25,582,397
MBNA Corporation	651,500	18,365,785

		43,948,182

DIVERSIFIED FINANCIAL SERVICES 4.4%
CIT Group Inc.	436,700	20,009,594
Citigroup Inc.	1,443,430	69,544,457
J.P. Morgan Chase & Co.	524,100	20,445,141

		109,999,192

DIVERSIFIED TELECOMMUNICATION SERVICES 1.9%
SBC Communications Inc.	371,500	9,573,555
Verizon Communications Inc.	948,800	38,435,888

		48,009,443

ELECTRIC UTILITIES 0.5%
PPL Corporation	248,500	13,240,080

ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.5%
Jabil Circuit, Inc.*	530,040	13,558,423

ENERGY EQUIPMENT AND SERVICES 0.8%
Noble Corporation*	186,300	9,266,562
Rowan Companies, Inc.*	384,900	9,968,910

		19,235,472

FOOD AND STAPLES RETAILING 3.6%
Kroger Company (The)*	1,549,600	27,179,984
Sysco Corporation	305,000	11,641,850
Wal-Mart Stores, Inc.	966,820	51,067,432

		89,889,266

FOOD PRODUCTS 1.4%
Dean Foods Company*	565,100	18,620,045
General Mills, Inc.	315,000	15,658,650

		34,278,695

HEALTH CARE EQUIPMENT AND SUPPLIES 0.4%
Alcon, Inc.	125,900	10,147,540

HEALTH CARE PROVIDERS AND SERVICES 1.8%
Andrx Corp.*	1,516,400	33,080,266
WellPoint Inc.	107,600	12,374,000

		45,454,266

See footnotes on page 20.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2004

	Shares	Value

HOTELS, RESTAURANTS AND LEISURE 2.2%
Carnival Corporation	629,500	$36,278,085
Marriott International, Inc. Class “A”	292,400	18,415,352

		54,693,437

HOUSEHOLD PRODUCTS 2.1%
Colgate-Palmolive Company	385,200	19,706,832
Procter & Gamble Company (The)	582,112	32,062,729

		51,769,561

INDEX DERIVATIVES 0.8%
iShares DJ Select Dividend Index Fund	306,400	18,812,960

INDUSTRIAL CONGLOMERATES 5.7%
General Electric Company	2,679,750	97,810,875
Tyco International Ltd.	1,281,040	45,784,370

		143,595,245

INSURANCE 4.8%
American International Group, Inc.	704,700	46,277,649
Hartford Financial Services Group, Inc.	212,400	14,721,444
PartnerRe Ltd.	219,700	13,608,218
Prudential Financial, Inc.	616,500	33,882,840
XL Capital Ltd. Class “A”	149,700	11,624,205

		120,114,356

INTERNET AND CATALOG RETAIL 0.7%
eBay Inc.*	147,560	17,161,966

INTERNET SOFTWARE AND SERVICES 1.0%
Ask Jeeves, Inc.	454,900	12,166,301
Check Point Software Technologies Ltd.	499,700	12,305,112

		24,471,413

MACHINERY 1.9%
Deere & Company	259,000	19,269,600
Illinois Tool Works Inc.	318,980	29,563,066

		48,832,666

MEDIA 4.0%
Clear Channel Communications, Inc.*	788,900	26,420,261
Time Warner Inc.*	2,151,000	41,815,440
Tribune Company	347,700	14,652,078
Univision Communications Inc. Class “A”*	617,000	18,059,590

		100,947,369

METALS AND MINING 1.6%
Alcoa Inc.	775,600	24,369,352
Freeport-McMoRan Copper & Gold, Inc. Class “B”	381,600	14,588,568

		38,957,920

See footnotes on page 20.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2004

	Shares	Value

MULTI-LINE RETAIL 0.5%
Target Corp.	240,000	$12,463,200

MULTI-UTILITIES AND UNREGULATED POWER 0.8%
Duke Energy Corporation	744,700	18,863,251

OIL AND GAS 3.6%
BP p.l.c. (ADR)	219,800	12,836,320
Chevron Texaco Corporation	214,900	11,284,399
Exxon Mobil Corporation	1,307,925	67,044,236

		91,164,955

PAPER AND FOREST PRODUCTS 0.5%
Weyerhaeuser Company	189,020	12,705,924

PHARMACEUTICALS 9.6%
Forest Laboratories, Inc.*	394,600	17,701,756
Johnson & Johnson	541,263	34,326,899
Eli Lilly & Company	237,400	13,472,450
Merck & Co. Inc.	636,500	20,457,110
Novartis (ADR)	851,500	43,034,810
Pfizer Inc.	2,810,138	75,564,611
Watson Pharmaceuticals, Inc.*	332,500	10,909,325
Wyeth	619,200	26,371,728

		241,838,689

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT 2.9%
Broadcom Corporation Class “A”	398,500	12,865,572
Intel Corporation	1,177,590	27,573,270
Taiwan Semiconductor Manufacturing Company (ADR)	1,597,101	13,559,388
Texas Instruments Incorporated	788,300	19,407,946

		73,406,176

SOFTWARE 5.6%
Computer Associates International, Inc.	1,001,300	31,100,378
Microsoft Corp.	2,933,056	78,356,591
Oracle Corporation*	561,100	7,701,098
Symantec Corporation*	935,800	24,110,887

		141,268,954

SPECIALTY RETAIL 0.9%
Advance Auto Parts, Inc.*	247,700	10,819,536
Michaels Stores, Inc.	419,100	12,560,427

		23,379,963

THRIFTS AND MORTGAGE FINANCE 2.0%
Fannie Mae	257,500	18,336,575
Freddie Mac	223,700	16,486,690
Radian Group Inc.	285,800	15,215,992

		50,039,257

See footnotes on page 20.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2004

	Shares or
	Principal Amount		Value

TOBACCO 2.4%
Altria Group, Inc.	988,480	shs.	$60,396,128

WIRELESS TELECOMMUNICATION SERVICES 1.8%
American Tower Corporation Class “A”*	689,600		12,688,640
Crown Castle International Corp.*	1,967,400		32,737,536

			45,426,176

TOTAL COMMON STOCKS
AND WARRANTS (Cost $2,165,584,113)			2,435,223,462

TRI-CONTINENTAL
FINANCIAL DIVISION 0.1%
WCAS Capital Partners II, L.P.†	$ 4,673,677		2,268,088
Whitney Subordinated Debt Fund, L.P.†	2,207,549		920,833

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION (Cost $6,881,226)			3,188,921

REPURCHASE AGREEMENTS 2.5%
State Street Bank & Trust Company 1.4%, dated 12/31/04,
maturing 1/3/05, in the amount of $63,597,419, collateralized by:
$18,545,000 US Treasury Notes 5.75%, 11/15/05 and
$46,585,000 US Treasury Notes 2.625%, 11/15/06, with a
fair market value of $65,499,788 (Cost $63,590,000)	63,590,000		63,590,000

TOTAL INVESTMENTS 99.7%
(Cost $2,236,055,339)			2,502,002,383

OTHER ASSETS LESS LIABILITIES 0.3%			6,415,524

NET ASSETS 100.0%			$2,508,417,907

* Non-income producing security.
ADR – American Depositary Receipts.
† Restricted security.
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities    December 31, 2004

Assets:
Investments, at value
Common stocks and warrants (cost—$2,165,584,113)	$2,435,223,462
Tri-Continental Financial Division
(cost—$6,881,226)	3,188,921
Repurchase agreements (cost—$63,590,000)	63,590,000

Total investments (cost—$2,236,055,339)	2,502,002,383
Cash	18,911,300
Receivable for securities sold	6,248,432
Receivable for dividends and interest	2,777,078
Investment in, and expenses prepaid to, shareholder service agent	424,914
Other	93,211

Total Assets:	2,530,457,318

Liabilities:
Payable for securities purchased	18,835,756
Payable for Common Stock repurchased	1,056,542
Management fee payable	865,665
Preferred dividends payable	470,463
Accrued expenses and other	810,985

Total Liabilities	22,039,411

Net Investment Assets	2,508,417,907

Preferred Stock	37,637,000

Net Assets for Common Stock	$2,470,780,907

Net Assets per share of Common Stock
(Market value—$18.28)	$21.87

Statement of Capital Stock and Surplus December 31, 2004

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share—$3,332:
Shares authorized—1,000,000; issued and
outstanding—752,740	$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—112,984,675	56,492,338
Surplus:
Capital surplus	2,669,228,023
Undistributed net investment income	1,022,399
Accumulated net realized loss	(521,908,897)
Net unrealized appreciation of investments	265,947,044

Net Investment Assets	$2,508,417,907

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations    For the Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $123,154)	$44,417,774
Interest	762,189

Total Investment Income	45,179,963

Expenses:
Management fee	9,733,362
Stockholder account and registrar services	3,736,854
Custody and related services	505,358
Stockholder reports and communications	353,018
Directors’ fees and expenses	346,625
Stockholders’ meeting	243,221
Audit and legal fees	145,137
Registration	88,258
Miscellaneous	232,383

Total Expenses	15,384,216

Net Investment Income	29,795,747	*

Net Realized and Unrealized Gain
on Investments:
Net realized gain on investments	202,500,162
Payments received from the Manager (Note 8)	637,118
Net change in unrealized appreciation of investments	43,439,840

Net Gain on Investments	246,577,120

Increase in Net Assets from Operations	$276,372,867

* Net investment income for Common Stock is $27,913,897, which is net of Preferred Stock dividends of $1,881,850.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2004	2003

Operations:
Net investment income	$29,795,747	$21,574,403
Net realized gain on investments	202,500,162	7,912,646
Payments received from the Manager (Note 8)	637,118	—
Net change in unrealized appreciation (depreciation)
of investments	43,439,840	437,905,421

Increase in Net Investment Assets from Operations	276,372,867	467,392,470

Distributions to Stockholders:
Net investment income:*
Preferred Stock (per share: $2.50 and $2.50)	(1,881,850)	(1,881,850)
Common Stock (per share: $0.23 and $0.17)	(26,373,838)	(20,521,587)

Decrease in Net Investment Assets
from Distributions	(28,255,688)	(22,403,437)

Capital Share Transactions:
Value of shares of Common Stock issued
for investment plans (789,005 and 991,007 shares)	13,553,321	14,170,343
Cost of shares of Common Stock purchased
from investment plan participants
(3,355,911 and 2,610,104 shares)	(57,058,115)	(37,992,282)
Cost of shares of Common Stock purchased in the
open market (2,638,515 and 4,758,500 shares)	(44,832,751)	(68,463,994)
Net proceeds from issuance of shares of
Common Stock upon exercise of
Warrants (1,845 and 1,484 shares)	1,845	1,484

Decrease in Net Investment Assets
from Capital Share Transactions	(88,335,700)	(92,284,449)

Increase in Net Investment Assets.	159,781,479	352,704,584

Net Investment Assets:
Beginning of year	2,348,636,428	1,995,931,844

End of Year (including undistributed (net of dividends
in excess of) net investment income of $1,022,399
and $(31,051), respectively)	$2,508,417,907	$2,348,636,428

* For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available or are otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

d.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex-dividend date.

2. Capital Stock Transactions — Under the Corporation’s Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2004, 3,355,911 shares were purchased from Plan participants at a cost of $57,058,115, which represented a weighted average discount of 16.05% from the net asset value of those acquired shares. A total of 789,005 shares were issued to Plan participants during the year for proceeds of $13,553,321, at a discount of 16.02% from the net asset value of those shares.

     For the year ended December 31, 2004, the Corporation purchased 2,638,515 shares of its Common Stock in the open market at an aggregate cost of $44,832,751, which represented a weighted average discount of 15.71% from the net asset value of those acquired shares.

     At December 31, 2004, 288,495 shares of Common Stock were reserved for issuance upon exercise of 12,822 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share. Assuming the exercise of all Warrants outstanding at December 31, 2004, net investment assets would have increased by $288,495 and the net asset value of the Common Stock would have been $21.82 per share. The number of Warrants exercised during the years 2004 and 2003 was 82 and 66, respectively.

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, amounted to $1,096,601,610 and $1,191,953,268, respectively.

Tri-Continental Corporation

Notes to Financial Statements (continued)

4. Repurchase Agreements — The Corporation may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

5. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2004, was equivalent to an annual rate of 0.41% of the average daily net assets of the Corporation.

     Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,736,854 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Corporation to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Corporation’s potential obligation under the Guaranties is $758,600. As of December 31, 2004, no event has occurred which would result in the Corporation becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s shareholder account services cost.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2004, of $265,570 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Tri-Continental Corporation

Notes to Financial Statements (continued)

6. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

     At December 31, 2004, the cost of investments for federal income tax purposes was $2,237,481,593. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

At December 31, 2004, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$337,244,457
Gross unrealized depreciation of portfolio securities	(66,094,932)

Net unrealized appreciation of portfolio securities	271,149,525
Capital loss carryforward	(527,111,378)
Undistributed income	1,287,969

Total accumulated loss	$(254,673,884)

     At December 31, 2004, the Corporation had a net capital loss carryforward for federal income tax purposes of $527,111,378 which is available for offset against future taxable net capital gains, with $490,148,854 expiring in 2010 and $36,962,524 expiring in 2011. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. Restricted Securities — At December 31, 2004, the Tri-Continental Financial Division of the Corporation comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 2004, were as follows:

Investments	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,673,677	$2,268,088
Whitney Subordinated Debt Fund, L.P	7/12/89 to 11/10/98	2,207,549	920,833

Total		$6,881,226	$3,188,921

8. Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

Tri-Continental Corporation

Notes to Financial Statements (continued)

     The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

     The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Tri-Continental Corporation, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $637,118 paid to Tri-Continental Corporation, which has been reported as Payments received from the Manager in the Statement of Operations.

Tri-Continental Corporation

Financial Highlights

     The Corporation’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     “Total investment return” measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Operating Performance:
Net Asset Value,
Beginning of Year	$19.55	$15.72	$21.69	$25.87	$32.82

Net investment income	0.26	0.18	0.25	0.32	0.35
Net realized and unrealized
investment gain (loss)	2.31	3.84	(5.95)	(3.02)	(3.25)

Increase (Decrease) from
Investment Operations	2.57	4.02	(5.70)	(2.70)	(2.90)
Dividends paid on Preferred Stock	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)
Dividends paid on Common Stock	(0.23)	(0.17)	(0.26)	(0.28)	(0.33)
Distributions from net gain realized	—	—	—	(1.11)	(3.30)
Issuance of Common Stock
in gain distributions	—	—	—	(0.08)	(0.40)

Net Increase (Decrease)
in Net Asset Value	2.32	3.83	(5.97)	(4.18)	(6.95)

Net Asset Value,
End of Year	$21.87	$19.55	$15.72	$21.69	$25.87

Adjusted Net Asset Value,
End of Year*	$21.82	$19.51	$15.69	$21.65	$25.82
Market Value, End of Year	$18.28	$16.40	$13.25	$18.75	$21.19

See footnotes on page 29.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,

	2004	2003	2002	2001	2000

Total Investment Return:
Based upon market value	12.95%	25.24%	(28.18)%	(5.22)%	(11.56)%
Based upon net asset value	13.36%#	25.84%	(26.35)%	(10.20)%	(8.29)%

Ratios/Supplemental Data:
Expenses to average net
investment assets.	0.65%	0.68%	0.67%	0.59%	0.54%
Expenses to average net assets for
Common Stock	0.66%	0.70%	0.68%	0.60%	0.54%
Net investment income to
average net investment assets	1.26%	1.03%	1.29%	1.36%	1.10%
Net investment income to average
net assets for Common Stock	1.28%	1.05%	1.31%	1.37%	1.11%
Portfolio turnover rate	47.36%	138.65%	152.79%	124.34%	54.13%
Net Investment Assets,
End of Year (000s omitted):
For Common Stock	$2,470,781	$2,310,999	$1,958,295	$2,873,655	$3,458,009
For Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets.	$2,508,418	$2,348,636	$1,995,932	$2,911,292	$3,495,646

* Assumes the exercise of outstanding warrants.
# Excluding the effect of the payments received from the Manager (Note 8), the total return would have been 13.33% .
See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation (the “Corporation”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2004, the results of its operations, the changes in its net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2005

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[2,3]	Chairman, Chief Executive Officer and Director, KeySpan Corporation
• Director: 2003 to Date	(diversified energy, gas and electric company); Director or Trustee of each of
• Oversees 60 Portfolios in	the investment companies of the Seligman Group of Funds† (except
Fund Complex	Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta
Northeast Gas, Ltd., Boundary Gas Inc., The Houston Exploration Company
(oil and gas exploration, development and production companies); Edison
Electric Institute, New York State Energy Research and Development
Authority, Independence Community Bank, Business Council of New York
State, Inc., New York City Partnership, and the Long Island Association
(business and civic organizations).

John R. Galvin (75)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;
• Director: 1995 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios in	Group of Funds†; and Chairman Emeritus, American Council on Germany.
Fund Complex	Formerly, Governor of the Center for Creative Leadership; Director,
Raytheon Co. (defense and commercial electronics) and USLIFE Corporation
(life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme
Allied Commander, Europe and the Commander-in-Chief, United States
European Command.

Alice S. Ilchman (69)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1990 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios in	Jeannette K. Watson Summer Fellowship (summer internships for college
Fund Complex	students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation) and Director, New York Telephone
Company.

Frank A. McPherson (71)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or Trustee
• Oversees 61 Portfolios in	of each of the investment companies of the Seligman Group of Funds†;
Fund Complex	Director, ConocoPhillips (integrated international oil corporation), Integris
Health (owner of various hospitals), BOK Financial (bank holding company),
Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research
Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products) and the
Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 34.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (75)[1,3]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1991 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios in	Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc
Fund Complex	recycler and aluminum rolled products); Director Emeritus, the Municipal Art
Society of New York; Executive Committee Member and Secretary, the U.S.
Council for International Business; Trustee and Vice Chairman, New York-
Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian
Hospital; and Member of the American Law Institute and Council on Foreign
Relations.

Betsy S. Michel (62)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1985 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios in	(charitable foundation). Formerly, Chairman of the Board of Trustees of St.
Fund Complex	George’s School (Newport, RI) and Trustee, World Learning, Inc.
(international educational training).

Leroy C. Richie (63)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of
• Director: 2000 to Date	technical standards); Director or Trustee of each of the investment companies
• Oversees 60 Portfolios in	of the Seligman Group of Funds† (except Seligman Cash Management Fund,
Fund Complex	Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and
Chairman, Highland Park Michigan Economic Development Corp. Formerly,
Trustee, New York University Law Center Foundation; Vice Chairman, Detroit
Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief
Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal
Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of
• Director: 1991 to Date	each of the investment companies of the Seligman Group of Funds† and
• Oversees 61 Portfolios in	Ambassador and Permanent Observer of the Sovereign and Military Order of
Fund Complex	Malta to the United Nations. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each of
• Oversees 61 Portfolios in	the investment companies of the Seligman Group of Funds†; Director,
Fund Complex	CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and
Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

See footnotes on page 34.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (66)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and
• Director and Chairman of the	Director or Trustee of each of the investment companies of the Seligman
Board: 1988 to Date	Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc.,
• Oversees 61 Portfolios in	and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas
Fund Complex	industry); Director, Seligman Data Corp.; and President and Chief Executive
Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-
McGee Corporation (diversified energy and chemical company) and Chief
Executive Officer of each of the investment companies of the Seligman
Group of Funds.

Brian T. Zino (52)*	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the
• President: 1995 to Date	investment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.;
2002 to Date	Member of the Board of Governors of the Investment Company Institute; and
• Oversees 61 Portfolios in	Director, ICI Mutual Insurance Company.
Fund Complex

John B. Cunningham (40)	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Co-Portfolio Manager of Seligman Common
Co-Portfolio Manager:	Stock Fund, Inc. and Seligman Income and Growth Fund, Inc. Vice President
Sep. 2004 to Date	of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock
Portfolio and Income and Growth Portfolio. Formerly, Managing Director,
Senior Portfolio Manager of Salomon Brothers Asset Management.

Eleanor T. M. Hoagland (53)	Managing Director and Senior Vice President, Risk Manager, J. & W. Seligman
• Vice President and Chief	& Co. Incorporated; Vice President and Chief Compliance Officer for each of
Compliance Officer:	the investment companies of the Seligman Group of Funds†. Formerly,
July 2004 to Date	Managing Director, Partner and Chief Portfolio Strategist, AMT Capital
Management from 1994 to 2000.

Charles W. Kadlec (57)	Managing Director of J. & W. Seligman & Co. Incorporated and President of
• Vice President: 1996 to Date	Seligman Advisors, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix, which is based on an investor’s time horizon to reaching goals, and Harvesting a Lifetime of
Savings, a strategy addressing the unique concerns facing retirees. Formerly,
Chief Investment Strategist for Seligman Advisors, Inc.

Michael F. McGarry (41)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and
• Vice President and	Co-Portfolio Manager of Seligman Common Stock Fund, Inc.; Vice President
Co-Portfolio Manager:	of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock
From Jan. 2005	Portfolio. Formerly, Vice President, J. & W. Seligman & Co. Incorporated.

See footnotes on page 34.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (47)	Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
• Vice President: 2000 to Date	J. & W. Seligman & Co. Incorporated, Senior Vice President, Finance,
Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of
Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer
of the investment companies of the Seligman Group of Funds and Seligman
Data Corp.

Lawrence P. Vogel (48)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; and Treasurer,
• Treasurer: 2000 to Date	Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)	Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman
• Secretary: 1994 to Date	& Co. Incorporated; Secretary of each of the investment companies of the
Seligman Group of Funds†, and Corporate Secretary, Seligman Advisors, Inc.,
Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Senior Vice President, Law and Regulation Department, J. & W.
Seligman & Co. Incorporated.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of twenty-three registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Tri-Continental Corporation

For More Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800)	TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800)	445-1777	Retirement Plan Services

Stockholder Service Agent	(212)	682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800)	622-4597	24-Hour Automated
New York, NY 10017			Telephone Access Service

Proxy Voting Policies and Procedures

A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

Quarterly Schedule Investments

A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Annual Certifications

As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Corporation’s prospectus.

Tri-Continental Corporation
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

This report is intended only for the information of stockholders or those who have received the current prospectus covering
shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

CETRI2 12/04

ITEM 2.  CODE OF ETHICS.

         As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's board of directors has determined that Mr. James N.
         Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                        2004          2003
                                     ----------    ----------
         Audit Fees                    $59,097       $24,986
         Audit-Related Fees                  -             -
         Tax Fees                        2,200         2,100
         All Other Fees                  1,931         1,897

         Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

         Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                          2004         2003
                                       ----------   ----------
         Audit-Related Fees              $76,630     $89,130
         Tax Fees                         13,703       7,500
         All Other Fees                   43,000           -

           Audit-related fees include amounts for (i) attestation services for the registrant's stockholder service agent; (ii) review of certain internal controls of such stockholder service agent's sub-agent;
           and (iii) actuarial services

         provided prior to May 6, 2003 to the registrant's investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003).
         Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant's stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

         (e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

         The Audit Committee has delegated preapproval authority to Mr. James N.
         Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting.

         Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

         (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule
         2-01 of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser
         (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,464 and $100,627, respectively.

         (h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         James N. Whitson, Chairman
         John R. Galvin           Betsy S. Michel
         John E. Merow            Leroy C. Richie

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Included in Item 1 above.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

         CLOSED-END MANAGEMENT INVESTMENT COMPANIES. J. & W. Seligman & Co.
         Incorporated ("Seligman"), as the registrant's (the "Fund") investment manager, will vote the proxies relating to the Fund's portfolio holdings.

         INTRODUCTION. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's stockholders.

         The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's stockholders, and thus, Seligman abstains from voting on these issues.
         Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

         THE PROXY VOTING PROCESS. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy
         Voting Committee (the "Committee").

         The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The
         Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Vice Chairman and Seligman's General Counsel.

         Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

         CONFLICTS OF INTERESTS. Seligman's Director of Compliance maintains a
         Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman,
         Seligman Advisors, Inc. or any affiliate thereof. For example, the
         Proxy Watch List will include those portfolio companies for which
         Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

         DEVIATIONS FROM GUIDELINES AND SPECIAL SITUATIONS. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the
         Committee. Furthermore,

         any deviation of the Guidelines for a company which is included on the
         Proxy Watch List must be approved by a majority of the Committee's members.

         Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals.

         GUIDELINES SUMMARY.  The Guidelines are briefly described as follows:
         -------------------

         1.  Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

         2.  Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

         3.  Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

         4.  Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

         5.  Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

         6.  Seligman will withhold voting for the entire board of directors if:
         (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d)
         the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

         7.  Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

         8.  Seligman will vote for proposals to effect stock splits.

         9.  Seligman will vote for proposals authorizing stock repurchase programs.

         10. Seligman will vote against authorization to transact unidentified business at the meeting.

         11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

         12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

         13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

         14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANY AND AFFILIATED PURCHASERS.

           ---------------- -------------- ------------ --------------------------- --------------------------------
                                                          Total Number of Shares    Maximum Number (or Approximate
                            Total Number     Average     (or Units) Purchased as      Dollar Value) of Shares (or
                              of Shares    Price Paid        Part of Publicly           Units) that May Yet Be
                             (or Units)     per Share       Announced Plans or       Purchased Under the Plans or
               Period         Purchased     (or Unit)          Programs (1)                  Programs (1)
           ---------------- -------------- ------------ --------------------------- --------------------------------
           7-01-04 to          492,473        16.48              492,473                       1,874,309
           7-31-04
           ---------------- -------------- ------------ --------------------------- --------------------------------
           8-01-04 to
           8-31-04             725,454        16.30              725,454                       1,148,855
           ---------------- -------------- ------------ --------------------------- --------------------------------
           9-01-04 to
           9-30-04             372,425        16.63              372,425                        776,430
           ---------------- -------------- ------------ --------------------------- --------------------------------
           10-01-04 to
           10-31-04            420,665        16.73              420,665                        355,765
           ---------------- -------------- ------------ --------------------------- --------------------------------
           11-01-04 to
           11-31-04            420,181        17.57              420,181                       6,261,063
           ---------------- -------------- ------------ --------------------------- --------------------------------
           12-01-04 to         734,139        18.12              734,139                       5,526,924
           12-31-04
           ---------------- -------------- ------------ --------------------------- --------------------------------

            (1) The stock repurchase program, announced on November 20, 2003, authorizes the Registrant to repurchase up to 5% of its common stock in the open market during the next 12 months as long as the discount of the net asset value of the common stock to its market price exceeds 10%. The stock repurchase program was renewed on November 19, 2004.

ITEM 10 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1)   Code of Ethics for Principal Executive and Principal Financial
                  Officers

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (a)(3)   Not applicable.

         (b)      Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment
                  Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2005

By:      /s/ LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    March 8, 2005

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

         (a)(1)   Code of Ethics for Principal Executive and Principal Financial
                  Officers

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
                  Act of 1940.